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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)        August 14, 1998


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

               1-10699                              22-2405746
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       (Commission File Number)        (IRS Employer Identification No.)

                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2600
              (Registrant's telephone number, including area code)


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Item 5.  Other events.

         On August 14, 1998, HUBCO, Inc. ("HUBCO") completed its previously announced acquisitions of IBS Financial Corporation ("IBSF") and Community Financial Holding Corporation ("CFHC"). IBSF's and CFHC's wholly owned banking subsidiaries, Inter-Boro Savings and Loan Association (the "Association") and Community National Bank ("CNB"), respectively, were both merged with and into Hudson United Bank ("HUB"), HUBCO's New Jersey banking subsidiary, pursuant to the Agreement and Plan of Merger dated as of March 31, 1998 among HUBCO, HUB, IBSF, and the Association and an Agreement and Plan of Merger, dated as of March 2, 1998 among HUBCO, HUB, CFHC and CNB.

         In the IBSF merger,  each share of IBSF common stock was converted into
0.534 shares of HUBCO Common Stock. In the CFHC merger, each share of CFHC common stock was converted into 0.695 shares of HUBCO Common Stock.

         As of March 31, 1998, IBSF had consolidated assets of $752.1 million, consolidated deposits of $575.2 million and consolidated stockholders' equity of $130.5 million. As of March 31, 1998, CNB had total assets of $162.8 million, total deposits of $148.6 million and total stockholders' equity of $11.7 million.


         On August 21, 1998 HUBCO completed its previously announced acquisition of Dime Financial Corporation ("DFC") and the merger of The Dime Savings Bank of Wallingford into Lafayette American Bank, HUBCO's Connecticut banking subsidiary, pursuant to the Agreement and Plan of Merger dated as of March 31, 1998 among HUBCO, Lafayette American Bank, DFC and The Dime Savings Bank of Wallingford.

         In the DFC merger, each share of DFC Common Stock was converted into the right to receive 1.0815 shares of HUBCO Common Stock which reflects an adjustment for HUBCO's recently announced 3% stock dividend.

         As of March 31, 1998, DFC had consolidated assets of $1.0 billion, consolidated deposits of $853.3 million and consolidated stockholders' equity of $ 82.4 million.


Item 7.  Exhibits.

         99(a)    Press Release dated August 14, 1998

         99(b)    Press Release dated August 21, 1998

         99(c) Agreement and Plan of Merger dated as of March 31, 1998 among HUBCO, Inc., Hudson United Bank, IBS Financial Corporation and Inter-Boro Savings and Loan Association (*Exhibit 99.2 to the March 31, 1998 Form 8-K)

         99(d) Agreement and Plan of Merger dated as of March 2, 1998 among HUBCO, Inc., Hudson United Bank, Community Financial Holding Company and Community National Bank. **(Exhibit 2(a) to the April 2, 1998 Form 8-K).

         99(e) Agreement and Plan of Merger dated as of March 31, 1998 among HUBCO, Inc., Lafayette American Bank, Dime Financial Corporation and The Dime Savings Bank of Wallingford. (***
                  Exhibit 99.4 to the March 31, 1998 Form 8-K)


* This exhibit was previously filed as an exhibit to the registrant's Form 8-K filed with the Commission on March 31, 1998 and thus is not included in this filing.

** This exhibit was previously filed as an exhibit to the registrant's Form 8-K filed with the Commission on April 2, 1998 and thus is not included in this filing.

*** This exhibit was previously filed as an exhibit to the registrant's Form 8-K filed with the Commission on March 31, 1998 and thus is not included in this filing.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                     HUBCO, INC.

                                               D. LYNN VAN BORKULO-NUZZO
Dated: August 27, 1998                     By: __________________________
                                               D. Lynn Van Borkulo-Nuzzo
                                               Executive Vice President and
                                               Corporate Secretary